POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Chairman and Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.


/s/ Leon Levy
------------------------

Leon Levy

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 4th day of June, 1998.





/s/ Robert G. Galli
------------------------

Robert G. Galli

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.




/s/ Benjamin Lipstein
------------------------

Benjamin Lipstein

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as President, Principal Executive Officer and Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.


/s/ Bridget A. Macaskill
------------------------

Bridget A. Macaskill

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.



/s/ Elizabeth B. Moynihan
------------------------

Elizabeth B. Moynihan

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.



/s/ Kenneth A. Randall
------------------------

Kenneth A. Randall

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.




/s/ Edward V. Regan
------------------------

Edward V. Regan

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.




/s/ Russell S. Reynolds, Jr.
------------------------

Russell S. Reynolds, Jr.

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Vice Chairman and Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post- effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.



/s/ Donald W. Spiro
------------------------

Donald W. Spiro

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.



/s/ Pauline Trigere
------------------------

Pauline Trigere

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.




/s/ Clayton K. Yeutter
------------------------

Clayton K. Yeutter

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Treasurer (Principal Financial and Accounting Officer) of Oppenheimer Core Equity Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 4th day of June, 1998.




/s/ George C. Bowen
------------------------

George C. Bowen